EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the common units of KKR & Co. L.P. is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Joint Filing Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 16, 2016

Lexington Partners VI Holdings, LP

	By:	Lexington Partners VI Holdings Sub LLC, its general partner

	By:	Lexington Capital Partners VI-B, L.P., its member

	By:	Lexington Associates VI, LP, its general partner

	By:	Lexington Partners GP Holdings II LLC, its general partner

	By:	Lexington Advisors Inc., its managing member

By:	/s/ Thomas Giannetti
Name:	Thomas Giannetti
Title:	Chief Financial Officer

Lexington Partners VI Holdings, LLC

	By:	Lexington Capital Partners VI-B, L.P., its managing member

	By:	Lexington Associates VI, LP, its general partner

	By:	Lexington Partners GP Holdings II LLC, its general partner

	By:	Lexington Advisors Inc., its managing member

By:	/s/ Thomas Giannetti
Name:	Thomas Giannetti
Title:	Chief Financial Officer

Lexington Partners VI Holdings, LLC

	By:	Lexington Capital Partners VI-B, L.P., its member

	By:	Lexington Associates VI, LP, its general partner

	By:	Lexington Partners GP Holdings II LLC, its general partner

	By:	Lexington Advisors Inc., its managing member

By:	/s/ Thomas Giannetti
Name:	Thomas Giannetti
Title:	Chief Financial Officer

Lexington Capital Partners VI-B, L.P.

	By:	Lexington Associates VI, LP, its general partner

	By:	Lexington Partners GP Holdings II LLC, its general partner

	By:	Lexington Advisors Inc., its managing member

By:	/s/ Thomas Giannetti
Name:	Thomas Giannetti
Title:	Chief Financial Officer

Lexington Associates VI, LP

	By:	Lexington Partners GP Holdings II LLC, its general partner

	By:	Lexington Advisors Inc., its managing member

By:	/s/ Thomas Giannetti
Name:	Thomas Giannetti
Title:	Chief Financial Officer

Lexington Partners GP Holdings II LLC

By:	Lexington Advisors Inc., its managing member

By:	/s/ Thomas Giannetti
Name:	Thomas Giannetti
Title:	Chief Financial Officer

Lexington Advisors Inc.

By:	/s/ Thomas Giannetti
Name:	Thomas Giannetti
Title:	Chief Financial Officer

Brent R. Nicklas

By:	/s/ Thomas Giannetti
Name:	Thomas Giannetti
Title:	Attorney-in-Fact for Brent R. Nicklas